STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	1
Beginning Date of Accrual Period	17-May-01
End Date of Accrual Period	19-Jun-01
Distribution Date	20-Jun-01
Previous Distribution Date	n/a

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements
Principal Collections	16,208,378.40
Interest Collections	7,335,865.03
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	23,544,243.43
Servicing Fee	331,819.20
Interest Paid to Certificates	3,018,799.41
Principal Paid to Certificates	20,193,624.82
Overcollateralization Release Amount	0.00
Equity Certificate	(0.00)

Balance Reconciliation

Begin Principal Balance	796,366,068.20
Principal Collections (including repurchases)	16,208,378.40
Charge off Amount	0.00
End Principal Balance	780,157,689.80

Collateral Performance
Cash Yield (% of beginning balance)	11.05%
Charge off Amount (% of beginning balance)	0.00%
Net Yield	11.05%

Delinquent Loans
30-59 days principal balance of loan	8,819,775.38
30-59 days number of loans	120
60-89 days principal balance of loan	0.00
60-89 days number of loans	-
90+ days principal balance of loan	0.00
90+ days number of loans	-

Loan Detail
Number Purchased pursuant to 2.02, 2.04, 3.01 and 3.07
Principal Balance Purchased pursuant to 2.02, 2.04, 3.01 and 3.07
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	9,193
Number of HEL outstanding (EOP)	9,002
Book value of real estate acquired through foreclosure/grant of deed
Number of Loans that went into REO	-
Principal Balance of Loans that went into REO	0.00

Overcollateralization
Begin OC Amount	79,636,068.20
OC Release Amount	0.00
Extra Principal Distribution	3,985,246.42
End OC Amount	83,621,314.62

Target OC Amount	131,400,401.25
Interim OC Amount	79,636,068.20
Interim OC Deficiency	51,764,333.05

Monthly Excess Cashflow	3,985,246.42

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance

Interest Calculations
1 month LIBOR	4.135%
Class A Formula Rate (1 mo Libor plus 29bps)	4.425%
Class A Pass-Through Rate	4.425%
Class M Formula Rate (1 mo Libor plus 55bps)	4.685%
Class M Pass-Through Rate	4.685%
Available Funds Cap	11.274%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	32.3536463
2. Principal Distribution per $1,000	28.1744796
3. Interest Distribution per $1,000	4.1791667

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	4.425%
2. Days in Accrual Period	34

3. Class A Interest Due	2,595,972.96
4. Class A Interest Paid	2,595,972.96

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP
8. Class A Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	621,170,000.00
2. Class A Principal Due	17,501,141.51
3. Class A Principal Paid	17,501,141.51
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	603,668,858.49

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
8. Class A Certificate Balance as a % of the Pool Balance, EOP

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	32.6005626
2. Principal Distribution per $1,000	28.1758404
3. Interest Distribution per $1,000	4.4247222

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	4.685%
2. Days in Accrual Period	34

3. Class M Interest Due	422,826.46
4. Class M Interest Paid	422,826.46

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP
8. Class M Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	95,560,000.00
2. Class M Principal Due	2,692,483.31
3. Class M Principal Paid	2,692,483.31
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	92,867,516.69

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
8. Class M Certificate Balance as a % of the Pool Balance, EOP